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                                                                    Exhibit 10.5

                             SUBLEASE AND EQUIPMENT
                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                                  ZENGINE, INC.

                                       AND

                        MIAMI COMPUTER SUPPLY CORPORATION

                          DATED AS OF: OCTOBER 1, 1999


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                                TABLE OF CONTENTS

                                                                                                  PAGE

  Recitals .........................................................................................1

   1.  Grant .......................................................................................1

   2.  Provisions Constituting Sublease ............................................................1

   3.  Provisions Constituting Equipment Lease .....................................................2

   4.  Term ........................................................................................3

   5.  Rent ........................................................................................3

   6.  Use .........................................................................................3

   7.  Condition of the Premises and Equipment .....................................................3

   8.  Title; Relocation or Sublease; Assignment ...................................................4

   9.  Representations and Warranties ..............................................................5

  10.   Indemnity ..................................................................................6

  11.   Risk of Loss ...............................................................................7

  12.   Default; Remedies; Mitigation ..............................................................7

  13.   Additional Provisions ......................................................................9

  14.   Definitions ................................................................................11

  Signatures........................................................................................13

  SCHEDULES

         Schedule A --  Master Agreement
         Schedule B --  Description of the Premises
         Schedule C --  Description of the Equipment


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                     SUBLEASE AND EQUIPMENT LEASE AGREEMENT

         This SUBLEASE AND EQUIPMENT LEASE AGREEMENT is effective as of October 1, 1999 ("Agreement") by and between Zengine, Inc., a Delaware corporation ("Sublessee"), and Miami Computer Supply Corporation, an Ohio corporation, the successor in interest to TBS Printware Corporation, a California corporation ("Sublessor"), individually a "party," and collectively, the "parties."

                                    RECITALS

         WHEREAS, TBS Printware Corporation entered into a lease agreement (the "Master Agreement") dated February 7, 1996, with SSMRT, Pacific Business Center
(1), Inc. ("Landlord"), a copy of which is set forth in SCHEDULE A, attached hereto and made a part hereof, for certain real estate located at 6100 Stewart Avenue, Fremont, California 95438 (the "Leased Property") as defined in the Master Agreement;

         WHEREAS, TBS Printware Corporation merged with and into Miami Computer Supply Corporation effective January 3, 2000;

         WHEREAS, Sublessor desires to sublease to Sublessee and Sublessee desires to sublease from Sublessor certain office and warehouse space within the Leased Property as set forth in SCHEDULE B, attached hereto and made a part thereof (the "Premises");

         WHEREAS, Sublessor desires to lease the equipment owned by Sublessor which is listed on SCHEDULE C, attached hereto and made a part hereof (the "Equipment").

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their sucessors and assigns, hereby agree as follows:

1.       GRANT.

         1.1 Sublessor hereby subleases the Premises to Sublessee, subject to the terms and conditions of this Agreement.

         1.2 Sublessor hereby leases the Equipment to Sublessee, subject to the terms and conditions of this Agreement.

2.       PROVISIONS CONSTITUTING SUBLEASE.

         2.1 This Agreement is subject to all of the terms and conditions of the Master Agreement to the extent applicable thereto, a copy of which is attached as SCHEDULE A. In the event of any inconsistencies between this Sublease Agreement and the Master Agreement, the terms of the Master Agreement will control.


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Sublease and Equipment Lease Agreement
Page 2

         2.2 Sublessee shall assume and perform all monetary and nonmonetary obligations of the Sublessor, as Sublessee in the Master Agreement to the extent the terms and conditions are applicable to the Premises, and to pay rent as set forth in Section 5.1 hereof. Sublessee specifically acknowledges that the Master Agreement is a triple net lease and therefore the monetary obligations it is assuming include, but are not limited to, its proportionate share of all property taxes on the Premises, applicable insurance, utilities, assessments and maintenance of the premises. Sublessee acknowledges it has reviewed the terms of the Master Agreement and agrees to pay these monetary obligations.

         2.3 Neither Sublessor nor Sublessee shall commit or permit to be committed on the Premises any act or omission that shall violate any term or condition of the Master Agreement or breach the terms of the Master Agreement or cause the Master Agreement to be terminated.

3.       PROVISIONS CONSTITUTING EQUIPMENT LEASE.

         3.1 This Agreement constitutes a net equipment lease and therefore Sublessee's monetary obligations may include, in addition to the Equipment Rent, property taxes, insurance, assessments and maintenance. Sublessee's obligation to pay Equipment Rent and all other amounts due hereunder is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

         3.2 Sublessee will pay when due or reimburse Sublessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the willful misconduct or gross negligence of Sublessor) accrued for or arising during the Term of this Agreement against Sublessor, Sublessee or the Equipment by any governmental authority (except only Federal, state, local and franchise taxes on the capital or the net income of Sublessor). Sublessor will file all personal property tax returns for the Equipment and pay all such property taxes due. Sublessee will reimburse Sublessor for all such property taxes within thirty (30) days of receipt of an invoice.

         3.3 Sublessee will maintain the Equipment in good operating order and appearance, protect the Equipment from material deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available and considered common business practice for each item of Equipment, Sublessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Sublessor, and will provide Sublessor with a complete copy of that contract.

         3.4 Upon reasonable advance notice, Sublessee, during reasonable business hours and subject to Sublessee's security requirements, will make the Equipment and its related log and maintenance records available to Sublessor for inspection, which inspection shall not interfere with Sublessee's business operations.


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Sublease and Equipment Lease Agreement
Page 3

4.       TERM.

         4.1 The term of this Agreement shall commence on the date hereof and shall terminate on May 1, 2001 (the "Term").

5.       RENT.

         5.1 Sublessee shall pay to Sublessor rent ("Premises Rent") for the sublease of the Premises in the amount of $10,416.67 per month (plus its pro-rata share of the other charges as required by the Master Agreement) (in lawful money of the United States) in advance on the first day of each calendar month during the Term of this Agreement. If any Premises Rent payment is not made by the date due, Sublessee will pay a Late Charge on the overdue amount. A Late Charge shall mean five percent (5%) of the payment due.

         5.2 Sublessee shall pay to the Sublessor rent ("Equipment Rent") in the amount of $2,083.33 per month (plus its pro-rata share of the other charges as may be required by Section 3.1) (in lawful money of the United States) in advance of the first day of each calendar month during the Term of this Agreement. If any Equipment Rent is not paid by the due date, Sublessee will pay a Late Charge on the overdue amount.

6.       USE.

         6.1 The Premises and Equipment shall be used only for the purpose of operating an e-commerce services business and for no other purpose without the prior express and written consent of the Sublessor.

7.       CONDITION OF THE PREMISES AND EQUIPMENT.

         7.1 Sublessee accepts the Premises and Equipment in its condition as of the date hereof. Upon termination (by expiration or otherwise) of this Agreement, Sublessee shall, pursuant to Sublessor's instructions and at Sublessee's full expense (including, without limitation, expenses of transportation and in transit insurance), return the Equipment to Sublessor in the same operating order, repair, condition and appearance as when received, less normal depreciation and wear and tear. Sublessee shall return the Equipment to Sublessor at 6100 Stewart Avenue, Fremont, California 94538 or at such other address within the continental United States as directed by Sublessor, provided, however, that Sublessee's expense shall be limited to the cost of returning the equipment to Sublessor's address as set forth herein.

         7.2 Upon request, Sublessee will mark the Equipment indicating Sublessor's interest with labels provided by Sublessor. Sublessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.


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Sublease and Equipment Lease Agreement
Page 4

8.       TITLE; RELOCATION OR SUBLEASE; AND ASSIGNMENT.

         8.1 Sublessee holds the Equipment subject and subordinate to the rights of the Owner (if other than the Sublessor), the Sublessor and any Secured Party. Sublessee authorizes Sublessor, as Sublessee's agent, and at Sublessor's expense, to prepare, execute and file in Sublessee's name one or more precautionary Uniform Commercial Code financing statements showing the interest of the Owner, Sublessor, and any Assignee or Secured Party in the Equipment. Sublessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Sublessor) and will indemnify and hold the Owner (if other than the Sublessor), the Sublessor, any Assignee and Secured Party harmless from and against any loss caused by Sublessee's failure to do so, except where such failure is caused by Sublessor.

         8.2 Upon prior written notice, Sublessee may relocate Equipment to any location within the continental United States provided: (i) Sublessee notifies the Sublessor of such relocation and the new address at which the Equipment will be located in writing; (ii) the Equipment will not be used by an entity exempt from federal income tax, and (iii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Sublessee.

         8.3 Sublessee may sublease the Equipment upon the consent of the Sublessor and any Secured Party, in their sole discretion, and any such consent to sublease will be conditioned upon the following: (i) Sublessee meets the relocation requirements set out in Section 9.2, above, (ii) Sublessee assigns its rights in the sublease to Sublessor and any Secured Party as additional collateral and security, (iii) Sublessee's obligation to maintain and insure the Equipment is not altered, (iv) all financing statements required to continue any Secured Party's prior perfected security interest are filed, and (v) Sublessee executes sublease documents acceptable to Sublessor.

         8.4 No relocation or sublease will relieve Sublessee from any of its obligations under this Agreement.

         8.5 The terms and conditions of this Agreement permit Sublessor to sell and/or assign or transfer its interest or grant a security interest in each item of Equipment to a Secured Party or Assignee. In that event, the term "Sublessor" will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Sublessor will not relieve Sublessor of its obligations to Sublessee and will not materially change Sublessee's duties or materially increase the burdens or risks imposed on Sublessee. The Sublessee consents to and will acknowledge such assignments in a written notice given to Sublessor. Sublessee also agrees that:

                  (a) Upon default by the Sublessor or otherwise as set forth in Sublessor's agreement with the Secured Party, the Secured Party will be entitled to exercise all of Sublessor's rights, but will not be obligated to perform any of the obligations of Sublessor. The Secured Party will not disturb Sublessee's quiet and peaceful possession and unrestricted use of the


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Sublease and Equipment Lease Agreement
Page 5

Equipment so long as Sublessee is not in default and the Secured Party continues to receive all Equipment Rent payable under this Agreement;

                  (b) Sublessee will pay all Equipment Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Sublessor. Sublessee reserves its right to have recourse directly against Sublessor for any defense or claim; and

                  (c) Subject to and without impairment of Sublessee's leasehold rights in the Equipment, Sublessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in the Equipment.

9.       REPRESENTATIONS AND WARRANTIES.

         9.1 Sublessee hereby represents and warrants to Sublessor:

                  (a) The Sublessee is a corporation duly organized and validly existing in good standing under the laws of Delaware, is duly qualified to do business in each jurisdiction (including the jurisdiction where the Premises and the Equipment are located) where its ownership or lease of property or the conduct of its business requires such qualification, except for where such lack of qualification would not have a material adverse effect on the Sublessee's business, and has full corporate power and authority to hold property under this Agreement and to enter into and perform its obligations under this Agreement.

                  (b) The execution and delivery by the Sublessee of this Agreement and its performance thereunder have been duly authorized by all necessary corporate action on the part of the Sublessee, and this Agreement is not inconsistent with the Sublessee's Certificate of Incorporation or Bylaws, does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and this Agreement constitutes the legal, valid and binding agreement of the Sublessee, enforceable against Sublessee in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and rules of law concerning equitable remedies.

                  (c) The Equipment is personal property and when subjected to use by the Sublessee will not be or become fixtures under applicable law.

         9.2 Sublessor hereby represents and warrants and covenants to
Sublessee:

                  (a) The Sublessor is a corporation duly organized and validly existing in good standing under the laws of California, is duly qualified to do business in each jurisdiction (including the jurisdiction where the Premises and Equipment are located) where its ownership or lease of property or the conduct of its business requires such qualification, except for where such lack of qualification would not have a material adverse effect on the Sublessor's business,


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Sublease and Equipment Lease Agreement
Page 6

and has full corporate power and authority to hold property under this Agreement and to enter into and perform its obligations under this Agreement.

                  (b) The execution and delivery by the Sublessor of this Agreement and its performance thereunder have been duly authorized by all necessary corporate action on the part of the Sublessor, and this Agreement is not inconsistent with the Sublessor's Articles of Incorporation or Bylaws, does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and this Agreement constitutes legal, valid and binding agreement of the Sublessor, enforceable against Sublessor in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and rules of law concerning equitable remedies.

                  (c) The Equipment is personal property and when subjected to use by the Sublessee will not be or become fixtures under applicable law.

                  (d) Sublessor warrants to Sublessee that, so long as Sublessee is not in default, Sublessor will not disturb Sublessee's quiet and peaceful possession, and unrestricted use of the Premises and the Equipment.

                  (e) To the extent permitted by the manufacturer, Sublessor assigns to Sublessee during the Term of this Agreement any manufacturer's warranties for the Equipment. SUBLESSOR MAKES NO OTHER WARRANTY, WITH RESPECT TO THE EQUIPMENT, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Sublessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage finally determined by a court of competent jurisdiction to have been directly caused by the misconduct or negligence of Sublessor. In no event shall Sublessor responsible for special, incidental, consequential or punitive damages.

10.      INDEMNITY.

         10.1 With regard to bodily injury and property damage liability only, Sublessee will indemnify and hold Sublessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment during the Term of this Agreement. However, Sublessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the misconduct or negligence of such indemnified party. Sublessor agrees to carry bodily injury and property damage liability insurance during the Term of this Agreement in amounts and against risks customarily insured against by the Sublessor on equipment owned by it. Any amounts


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Sublease and Equipment Lease Agreement
Page 7

received by Sublessor under the insurance will be credited against Sublessee's obligations under this Section.

11.      RISK OF LOSS.

         11.1 Effective upon delivery and until the Equipment is returned pursuant to Section 7.1 hereof, Sublessor shall have responsibility for all risks of physical damage to or loss or destruction of the Equipment. Sublessor will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value. All policies for such insurance will name the Sublessor and any Secured Party as additional insureds and as loss payees, and will provide for at least thirty (30) days prior written notice to the Sublessor of cancellation or expiration, and will insure Sublessor's interests regardless of any breach or violation by Sublessee of any representation, warranty or condition contained in such policies and will be primary without right to contribution from any insurance effected by Sublessor. Upon the execution of this Agreement, the Sublessee will furnish appropriate evidence of such insurance acceptable to Sublessor.

         11.2 Sublessee will promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss. Within fifteen (15) days of a Casualty Loss, Sublessee will provide written notice of that loss to Sublessor and Sublessee will, at Sublessee's option, either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Sublessor, or (b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing with respect to that item of Equipment, Sublessee's obligation to pay further Equipment Rent for that item of Equipment will cease.

12.      DEFAULT; REMEDIES; MITIGATION.

         12.1 The occurrence of any one or more of the following Events of Default constitutes a default under this Agreement:

                  (a) Sublessee's failure to pay the Premises Rent or the Equipment Rent or other amounts payable by Sublessee when due if that failure continues for five (5) business days after written notice; or

                  (b) Sublessee's failure to perform any other term or condition of this Agreement or the material inaccuracy of any representation or warranty made by the Sublessee in this Agreement or in any document or certificate furnished to the Sublessor hereunder if that failure or inaccuracy continues for ten (10) business days after written notice; or

                  (c) An assignment by Sublessee for the benefit of its creditors, the failure by Sublessee to pay its debts when due, the insolvency of Sublessee, the filing by Sublessee or the filing against Sublessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Sublessee as


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Sublease and Equipment Lease Agreement
Page 8

insolvent, the liquidation of Sublessee, or the taking of any action for the purpose of the foregoing which, in the case of an involuntary petition or action, remains unstayed and undismissed for at least sixty (60) days.

         12.2 Upon the occurrence of any of the above Events of Default, Sublessor, at its option, may:

                  (a) enforce Sublessee's performance of the provisions of this Agreement by appropriate court action in law or in equity;

                  (b) recover from Sublessee any damages and or expenses, including Default Costs;

                  (c) if a default in the payment of Equipment Rent, with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Equipment Rent due hereunder (discounted at the same rate of interest at which Equipment was discounted with a Secured Party plus any prepayment fees charged to Sublessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Equipment Rent and other amounts currently, due as liquidated damages and not as a penalty;

                  (d) with reasonable prior notice and pursuant to the process of law and in compliance with Sublessee's security requirements, Sublessor may enter on Sublessee's premises to remove and repossess the Equipment without being liable to Sublessee for damages due to the repossession except those resulting from Sublessor's, its Assignees', agents' or representatives' gross negligence or willful misconduct; and

                  (e) pursue any other remedy permitted by law or equity.

         The above remedies, in Sublessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

         12.3 Upon return of the Equipment pursuant to the terms of Section 12.2, Sublessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Sublessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, SUBLESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE SUBLESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF SUBLESSOR'S RIGHTS OR REMEDIES STATED HEREIN. Sublessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

                  (a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Term less the Default Costs; or


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Sublease and Equipment Lease Agreement
Page 9

                  (b) if leased, the present value (discounted at 3 percent (3%) over the interest rate of U.S. Treasury Notes of comparable maturity to the term of the re-lease) of the rentals for a term not to exceed the Term, less the Default Costs.

         Any proceeds will be applied against liquidated damages and any other sums due to Sublessor from Sublessee. However, Sublessee is liable to Sublessor for, and Sublessor may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to Sublessor from Sublessee.

13.      ADDITIONAL PROVISIONS.

         13.1 Sublessee will notify Sublessor of any proposed Merger at least twenty (20) days prior to the closing date thereof. Sublessor may, in its discretion, either (i) consent to the assignment of this Agreement to the successor entity (which consent shall not be unreasonably withheld, conditioned or delayed), or (ii) terminate this Agreement. If Sublessor elects to consent to the assignment, Sublessee and its successor will sign the assignment documentation provided by Sublessor. If Sublessor elects to terminate this Agreement, then Sublessee will pay Sublessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Premises Rent and Equipment Rent for the balance of the Term, and will return the Equipment in accordance with Section 7.2.

         13.2 This Agreement supersedes all other oral or written agreements or understandings between the parties concerning the sublease of the Premises and the lease of the Equipment. Any amendment of this Agreement, may only be accomplished by a writing signed by the party against whom the amendment is sought to be enforced.

         13.3 No action taken by Sublessor or Sublessor will be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Agreement. The waiver by Sublessor or Sublessee of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

         13.4 This Agreement is binding upon, and inures to the benefit of the parties hereto and their permitted successors and assigns. Sublessee May Not Assign Its Rights Or Obligations, Except As Provided In Section 13.1. Nothing in this Agreement is intended to benefit any person not a party to this Agreement.

         13.5 All agreements, obligations, representations and warranties contained in this Agreement, or in any document delivered in connection herewith, are for the benefit of Sublessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Agreement.

         13.6 Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of (i) actual receipt, or (ii) three (3) days


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Sublease and Equipment Lease Agreement
Page 10

after mailing if mailed, postage prepaid by regular or airmail, or (iii) one (1) day after it is sent by nationally recognized overnight courier, or (4) on the same day as sent via facsimile transmission, provided the original is sent by personal delivery or mail by the sending party, at the following addresses.

         If to Sublessor:

                  Miami Computer Supply Corporation (successor in interest to TBS Printware Corporation)
                  4750 Hempstead Station Drive
                  Dayton, Ohio  45429
                  Attn: Michael E. Peppel, Vice President

         If to Sublessee:

                  Zengine, Inc.
                  6100 Stewart Avenue
                  Fremont, California  94538
                  Attn: Joseph M. Savarino, President

or at such other address as the parties may, by notice set forth above, provide.

         13.7 This Agreement has been made, executed and delivered in the State of California and will be governed and construed for all purposes in accordance with the laws of the State of California without giving effect to conflict of law provisions. No rights or remedies referred to in Article 2a of the Uniform Commercial Code will be conferred on Sublessee unless expressly granted in this Agreement.

         13.8 If any one or more of the provisions of this Agreement is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Agreement will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid legal and enforceable provision that is closest to the original intention of the parties.

         13.9 This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument.

         13.10 Sublessee will obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Sublessee's responsibility to obtain any required license before the use of the Licensed Products. Sublessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products, except as may be permitted by the applicable license agreement.


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Sublease and Equipment Lease Agreement
Page 11

         13.11 Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

         13.12 Sublessee agrees to provide Sublessor with a Landlord/Mortgagee Waiver with respect to the Premises and/or the Equipment. Such waiver shall be in a form reasonably satisfactory to Sublessor.

         13.13 Sublessee hereby agrees that Sublessor shall not, by virtue of its entering into this Agreement, be required to remit any payments to any manufacturer or other third party until Sublessee accepts the Equipment subject to this Agreement.

14.      DEFINITIONS.

         14.1 ASSIGNEE - means an entity to whom Sublessor has sold or assigned its rights as owner and Sublessor of Equipment.

         14.2 CASUALTY LOSS - means the irreparable loss or destruction of Equipment.

         14.3 CASUALTY VALUE - means the greater of the aggregate Equipment Rent remaining to be paid for the balance of the Equipment lease Term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss.

         14.4 COMMENCEMENT DATE - means October 1, 1999.

         14.5 DEFAULT COSTS - means reasonable attorney's fees and remarketing costs resulting from a Sublessee default or Sublessor's enforcement of its remedies.

         14.6 EQUIPMENT - means the property described on SCHEDULE B hereto and any replacement for that property required or permitted by this Agreement.

         14.7 EVENT OF DEFAULT - means the events described in Subsection 12.1.

         14.8 FAIR MARKET VALUE - means the aggregate amount which would be obtainable in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

         14.9 TERM - means the period of time beginning on the Commencement Date until May 1, 2001.

         14.10 LATE CHARGE - is defined in Subsection 5.1.

         14.11 LICENSED PRODUCTS - means any software or other licensed products attached to the Equipment.


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Sublease and Equipment Lease Agreement
Page 12

         14.12 LIKE EQUIPMENT - means replacement Equipment which is lien free and of the same model, type, configuration and manufacture as Equipment.

         14.13 MERGER - means any consolidation or merger of the Sublessee with or into any other corporation or entity, any sale or conveyance of all or substantially all of the assets or stock of the Sublessee by or to any other person or entity in which Sublessee is not the surviving entity.

         14.14 OWNER - means the owner of Equipment.

         14.15 SECURED PARTY - means an entity to whom Sublessor has granted a security interest (for the purpose of securing a loan).


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Sublease and Equipment Lease Agreement
Page 13

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written on the date written below.

ZENGINE, INC.                               MIAMI COMPUTER SUPPLY  CORPORATION,
                                            THE SUCCESSOR IN INTEREST TO
                                            TBS PRINTWARE CORPORATION
as Sublessee                                as Sublessor

By:/s/ Joseph M. Savarino                   By:    /s/ Michael E. Peppel
   --------------------------                      --------------------------
Name:  Joseph M. Savarino                   Name:  Michael E. Peppel
       ----------------------                      --------------------------
Title: President and CEO                    Title: Chief Executive Officer
       ----------------------                      --------------------------
Date:  February 29, 2000                    Date:  February 29, 2000


                                   SCHEDULE A

                                MASTER AGREEMENT

                                   SCHEDULE B
                           DESCRIPTION OF THE PREMISES
                             SUBJECT TO THE SUBLEASE

                                   SCHEDULE C

                          DESCRIPTION OF THE EQUIPMENT